J.P. Morgan Series Trust Supplement dated October 26, 2000, to the J.P. Morgan California Bond Fund and the J.P. Morgan Institutional California Bond Fund Prospectuses dated September 1, 2000

         The benchmark for the fund will now be the Lehman Brothers California Competitive Intermediate Bond Index (1-17), an unmanaged index of
         California general obligation and revenue bonds which measures California tax-exempt bond market performance and reflects the universe of securities in which the fund invests. This index replaces the Lehman Brothers 1-16 Year Municipal Bond Index which is composed of tax-exempt securities of various states and measures overall tax-exempt bond market performance. Accordingly, the reference in the third paragraph under the heading "Investment Approach-Principal Strategies" on page 1, to the Lehman Brothers 1-16 Year Municipal Bond Index is replaced with the Lehman Brothers California Competitive Intermediate Bond Index (1-17).

         The  first  bullet  point  regarding   derivatives   under  the  column
         "Potential risks" on page 10 is hereby replaced by the following:

                  "Derivatives such as futures, options and swaps that are used for hedging the portfolio or specific securities may not fully offset the underlying positions1 and this could result in losses to the fund that would not have otherwise occurred"

         The first bullet point regarding derivatives under the column "Policies to balance risk and reward" on page 10 is hereby replaced by the following:

                  "The fund uses derivatives, such as futures, options and swaps for hedging and for risk management (i.e., to adjust duration or yield curve exposure); risk management may include management of the fund's exposure relative to its benchmark; the fund is permitted to enter into futures, options and swap transactions, however, these transactions result in taxable gains or losses so it is expected that this funds will utilize them infrequently"

         The following is hereby added at the end of footnote 1 on page 10:

     "A swap is a privately negotiated agreement to exchange one stream of payments for another."

         The table entitled "Investments" on pages 11 and 12 is hereby amended to show that swaps are a permitted investment for the fund.